Exhibit 1.4

450,000 Shares

Series 2007A 6.45% Preference Stock

Non-Cumulative, Par Value $100 Per Share

GULF POWER COMPANY

UNDERWRITING AGREEMENT

October 16, 2007

Banc of America Securities LLC

Hearst Tower

214 N. Tryon Street

Charlotte, North Carolina 28255

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Gulf Power Company, a Florida corporation (the “Company”), confirms its agreement (the “Agreement”) with you (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 450,000 shares of Series 2007A 6.45% Preference Stock, Non-Cumulative, Par Value $100 Per Share of the Company (the “Preference Stock”) as set forth in Schedule I hereto.

The Company understands that the Underwriters are making a public offering of the Preference Stock.

SECTION 1.  REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:

(a)  A registration statement on Form S-3 (File Nos. 333-138480, 333-138480-01 and 333-138480-02) in respect of the Preference Stock and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement, as used with respect to the Preference Stock, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company and the Underwriters for the Preference Stock pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement;” the base prospectus relating to the Preference Stock and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Preference Stock, being hereinafter called the “Basic Prospectus;” the Basic Prospectus as amended and supplemented by a preliminary prospectus supplement dated October 15, 2007 relating to the Preference Stock and as further amended and supplemented immediately prior to the Applicable Time (as defined below) and has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act (such document is hereinafter called the “Pricing Prospectus”); the Basic Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Preference Stock in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 4(e) hereof is hereinafter called the “Final Supplemented Prospectus;” any reference herein to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

For purposes of this Agreement, the “Applicable Time” is 11:10 a.m. (New York Time) on the date of this Agreement; the documents listed in

Schedule III, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.”

(b)  The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption “Certain Terms of the New Preference Stock - Book-Entry Only Issuance - The Depository Trust Company.”

(c)  The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in the light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”), (B) statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use therein or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption “Certain Terms of the New Preference Stock - Book-Entry Only Issuance - The Depository Trust Company.”

(d)  Each Permitted Free Writing Prospectus listed on Schedule III hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use therein.

(e)  With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

(f)  At the determination date for purposes of the Preference Stock within the meaning of Rule 164(h) under the 1933 Act, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.

(g)  Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.

(h)  The Company is a corporation duly organized and existing under the laws of the State of Florida, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and to issue and sell the shares of the Preference Stock to the Underwriters.

(i)  This Agreement has been duly authorized, executed and delivered by the Company.

(j)  The issuance and delivery of the Preference Stock has been duly authorized by the Company and, on the Closing Date, the Preference Stock will have been duly executed by the Company and, when issued and delivered against payment therefor as described in this Agreement, will be validly issued and fully paid and non-assessable and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.

(k)  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein and compliance by the Company with its obligations hereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

(l)  No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Preference Stock or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Federal Power Act; (C) the approval of the Florida Public Service Commission (the “Florida Commission”); and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.

(m)  The financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the

Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

SECTION 2.  SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

(a)  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the number of shares of the Preference Stock set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional shares of the Preference Stock that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof), at a price equal to $100.00 per share of Preference Stock and (ii) the Company agrees to pay each Underwriter as compensation hereunder a commission equal to $1.75 per share of Preference Stock purchased by such Underwriter.

(b)  Payment for and delivery of certificates for the Preference Stock shall be made at the offices of Troutman Sanders LLP, 30 Ivan Allen, Jr. Blvd., NW, Suite 900, Atlanta, Georgia 30308 at 10:00 A.M., New York Time, on October 19, 2007 (unless postponed in accordance with the provisions of Section 11) or such other time, place or date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of certificates for the shares of Preference Stock to Lehman Brothers Inc. It is understood that each Underwriter has authorized Lehman Brothers Inc., for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, the purchase price for the shares of the Preference Stock which each Underwriter has agreed to purchase. Lehman Brothers Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the shares of Preference Stock to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

The delivery of the Preference Stock shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

The certificate(s) for the shares of the Preference Stock will be made available for examination by the Underwriters not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

On the Closing Date the Company will pay the commission payable to the Underwriters pursuant to paragraph (a) of this Section 2 by wire transfer in federal funds against receipt therefor by the Underwriters.

SECTION 3.  FREE WRITING PROSPECTUSES.

(a)  The Company represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make any offer relating to the Preference Stock that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the other Underwriter, it has not made and will not make any offer relating to the Preference Stock that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in Schedule II hereto; any such free writing prospectus (which shall include the pricing term sheet discussed in Section 3(b) hereof), the use of which has been consented to by the Company and the Underwriters, is listed on Schedule III and herein called a “Permitted Free Writing Prospectus.”

(b)  The Company agrees to prepare a pricing term sheet, substantially in the form of Schedule II hereto and approved by the Underwriters, and to file such pricing term sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.

(c)  The Company and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.

(d)  The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter, expressly for use therein.

(e)  The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Underwriters so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

SECTION 4.  COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:

(a)  The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriters orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Basic Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Basic Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

(b)  The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Preference Stock in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Preference Stock by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the

Final Supplemented Prospectus not misleading in the light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Preference Stock and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Preference Stock after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriters and Dewey & LeBoeuf LLP.

(c)  The Company will endeavor, in cooperation with the Underwriters, to qualify the Preference Stock for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

(d)  The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.

(e)  As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company will file the Final Supplemented Prospectus, in a form approved by the Underwriters, such approval not to be unreasonably withheld, with the Commission and will advise the Underwriters of such filing and to confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) of the 1933 Act within the time required by such Rule.

(f)  During a period of 15 days from the date of this Agreement, the Company will not, without the Underwriters’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any share of preference stock of the Company or any security convertible into or exchangeable into or exercisable for preference stock of the Company or any securities substantially similar to the Preference Stock (except for the Preference Stock issued pursuant to this Agreement).

(g)  The Company will file in the office of the Secretary of the State of Florida a charter amendment creating the Preference Stock.

SECTION 5.  PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the shares of the Preference Stock to the Underwriters, (iii) the fees and disbursements of the Company’s counsel and accountants, (iv) the qualification of the Preference Stock under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Dewey & LeBoeuf LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) any fees payable in connection with the rating of the Preference Stock, (ix) the cost and charges of any transfer agent or registrar and (x) the cost of qualifying the Preference Stock with The Depository Trust Company.

Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Preference Stock, including fees and disbursements of their counsel, Dewey & LeBoeuf LLP.

SECTION 6.  CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the shares of the Preference Stock are subject to the following conditions:

(a)  No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.

(b)  Any required orders of the Florida Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriters, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

(c)  On the Closing Date the Underwriters shall have received:

(1)  The opinion, dated the Closing Date, of Beggs & Lane, a Registered Limited Liability Partnership, general counsel for the Company, substantially in the form attached hereto as Schedule IV-A.

(2)  The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule IV-B.

(3)  The opinion, dated the Closing Date, of Dewey & LeBoeuf LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule V.

(d)  At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.

(e)  The Underwriters shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Underwriters (which may refer to letters previously delivered to the Underwriters) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in Statement on Auditing Standards No. 100, “Interim Financial Information”, on the unaudited financial statements, if any, of the Company incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred and Preference Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred and Preference Dividend Requirements set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest unaudited balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose, have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by regularly scheduled payments of capitalized lease obligations, (iv) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (v) are occasioned by the reclassification of current maturities of long-term debt, or (vi) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred and Preference Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred and Preference Dividend Requirements for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.

(f)  On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Preference Stock as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Preference Stock as herein contemplated shall be satisfactory in form and substance to the Underwriters and Dewey & LeBoeuf LLP, counsel for the Underwriters.

(g)  No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey & LeBoeuf LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in the reasonable judgment of the Underwriters, shall materially impair the marketability of the Preference Stock.

(h)  The Company shall have performed its obligations when and as provided under this Agreement.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.

SECTION 7.  CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 6(a) and in Section 6(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.

SECTION 8.  INDEMNIFICATION.

(a)  The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing

Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Preliminary Prospectus, Registration Statement, Basic Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

(b)  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented

Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter for use therein.

SECTION 9.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Preference Stock to the Underwriters.

SECTION 10.  TERMINATION OF AGREEMENT.

(a)  The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Underwriters, the offering, sale or delivery of the Preference Stock on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.

(b)      If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey & LeBoeuf LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the shares of the Preference Stock and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8.

SECTION 11.  DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the shares of the Preference Stock that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriter, or any other underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriter shall not have completed such arrangements within such 24-hour period, then:

(a)  if the number of shares of Defaulted Securities does not exceed 10% of the aggregate number of shares of the Preference Stock, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

(b)  if the number of shares of Defaulted Securities exceeds 10% of the aggregate number of shares of the Preference Stock, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.

SECTION 12.  NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Banc of America Securities LLC, 40 West 57th Street, NY1-040-27-03, New York, New York, Attention: High Grade Transaction Management/Legal and to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Debt Capital Markets, Power Group (with a copy to the General Counsel at the same address); notices to the Company shall be mailed to One Energy Place, Pensacola, Florida 32520-0786, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Earl C. Long.

SECTION 13.  PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preference Stock from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have arms-length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.

SECTION 14.  GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

SECTION 15.  COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

GULF POWER COMPANY

By: /s/Ronnie R. Labrato

Name: Ronnie R. Labrato
Title: Vice President and Chief
Financial Officer

CONFIRMED AND ACCEPTED,

as of the date first above written

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
Name: Lily Chang
Title:	Principal

LEHMAN BROTHERS INC.

By:	/s/ Greg Hall
Name: Greg Hall
Title:	Managing Director

SCHEDULE I

Number of Shares
Name of Underwriters	of Preference Stock

Banc of America Securities LLC	225,000
Lehman Brothers Inc.	225,000
TOTAL:	450,000

SCHEDULE II

PRICING TERM SHEET

(To Preliminary Prospectus Supplement dated October 15, 2007)

Issuer:	Gulf Power Company
Security:	Series 2007A 6.45% Preference Stock, Non-Cumulative, Par Value $100 Per Share

Expected Ratings*:	Baa1/BBB+/A- (Moody’s/Standard & Poor’s/Fitch)
Size:	450,000 shares of Preference Stock
Par Value:	$100.00 per share
Public Offering Price:	$100.00 per share
Coupon:	6.45%
Optional Redemption:	Callable in whole or in part, from time to time:

•         prior to October 1, 2017, at the greater of (1) $100.00 per share to be redeemed or (2) the sum of the present values of the liquidation amount and the remaining scheduled dividend payments on the shares to be redeemed (excluding any accrued and unpaid dividends) to October 1, 2017, discounted to the redemption date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the treasury yield plus 25 basis points; or

•         on or after October 1, 2017, at $100.00 per share,

plus, in each case, accrued and unpaid dividends for the current quarterly period.

Net Proceeds to Issuer:	$44,212,500
Transaction Date:	October 16, 2007
Expected Settlement Date:	October 19, 2007 (T+3)
CUSIP:	402479 752
Underwriters:	Banc of America Securities LLC
Lehman Brothers Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Gulf Power Company collect at 1-850-444-6111, Banc of America Securities LLC toll-free at 1-800-294-1322 or Lehman Brothers Inc. toll-free at 1-888-603-5847.

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SCHEDULE III

PRICING DISCLOSURE PACKAGE

1)	Prospectus dated November 20, 2006
2)	Preliminary Prospectus Supplement dated October 15, 2007 (which shall be deemed to include documents incorporated by reference therein)
3)	Permitted Free Writing Prospectuses a) Pricing Term Sheet attached as Schedule II hereto

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Schedule IV-A

[Letterhead of BEGGS & LANE]

October __, 2007

Banc of America Securities LLC

Hearst Tower

214 N. Tryon Street

Charlotte, North Carolina 28255

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

GULF POWER COMPANY

450,000 Shares

Series 2007A 6.45% Preference Stock

Non-Cumulative, Par Value $100 Per Share

Ladies and Gentlemen:

We have acted as general counsel to Gulf Power Company (the “Company”) in connection with the purchase by the Underwriters (as defined herein) of 450,000 shares of Series 2007A 6.45% Preference Stock, Non-Cumulative, Par Value $100 Per Share of the Company (the “Preference Stock”) pursuant to the terms of an Underwriting Agreement dated October 16, 2007 (the “Underwriting Agreement”), among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”). This opinion is being delivered to you pursuant to Section 6(c)(1) thereof.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-138480, 333-138480-01 and 333-138480-02) pertaining to the Preference Stock and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated November 20, 2006 (the “Basic Prospectus”) as supplemented by a preliminary prospectus supplement dated October 15, 2007 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006, Amendment No. 1 to the Annual Report on Form 10-K/A of the Company for the fiscal year ended December 31, 2006, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2007 and June 30, 2007 and the Current Reports on Form 8-K of the Company dated January 19, 2007 and June 5, 2007 (the “Pricing Exchange Act Documents”), and as supplemented by a prospectus supplement dated October 16, 2007 (together with the Basic Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated October 16, 2007 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and filed with the Commission on October 16, 2007 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Preference Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Georgia law and the federal law of the United States upon the opinion dated the date hereof rendered to you by Troutman Sanders LLP, that:

1.       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Underwriting Agreement.

2.       The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

3.       All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Preference Stock have been obtained; such orders are sufficient for the issuance and the sale of the Preference Stock; the issuance and the sale of the Preference

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Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preference Stock in accordance with the terms of the Underwriting Agreement.

4.       The Preference Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

5.       The statements made in the Pricing Disclosure Package and the Final Supplemented Prospectus under the captions “Description of the Preference Stock” and “Certain Terms of the New Preference Stock” constitute accurate summaries of the terms of the articles of incorporation, as amended, of the Company and the Preference Stock in all material respects.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of October 16, 2007, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the

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circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption “Certain Terms of the New Preference Stock- Book-Entry Only Issuance - The Depository Trust Company.”

We are members of the Florida Bar and we do not express any opinion herein concerning any law other than the law of the States of Florida and Mississippi and, to the extent set forth herein, the laws of the State of Georgia and the federal law of the United States.

This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey & LeBoeuf LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinions relate to matters of Florida and Mississippi law.

Yours very truly,

BEGGS & LANE LLP

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Schedule IV-B

[Letterhead of TROUTMAN SANDERS LLP]

October __, 2007

Banc of America Securities LLC

Hearst Tower

214 N. Tryon Street

Charlotte, North Carolina 28255

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

GULF POWER COMPANY

450,000 Shares

Series 2007A 6.45% Preference Stock

Non-Cumulative, Par Value $100 Per Share

Ladies and Gentlemen:

We have acted as counsel to Gulf Power Company (the “Company”) in connection with the purchase by the Underwriters (as defined herein) of the 450,000 Shares of Series 2007A 6.45% Preference Stock, Non-Cumulative, Par Value $100 Per Share of the Company (the “Preference Stock”) pursuant to the terms of an Underwriting Agreement dated October 16, 2007, (the “Underwriting Agreement”), among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”). This opinion is being delivered to you pursuant to Section 6(c)(2) thereof.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-138480, 333-138480-01 and 333-138480-02) pertaining to the Preference Stock and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated November 20, 2006 (the “Basic Prospectus”), as supplemented by a preliminary prospectus supplement dated October 15, 2007 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006, Amendment No. 1 to the Annual Report on Form 10-

K/A of the Company for the fiscal year ended December 31, 2006, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2007 and June 30, 2007 and the Current Reports on Form 8-K of the Company dated January 19, 2007 and June 5, 2007 (the “Pricing Exchange Act Documents”), and as supplemented by a prospectus supplement dated October 16, 2007 (together with the Basic Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated October 16, 2007 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and filed with the Commission on October 16, 2007 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Preference Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Florida and Mississippi law upon the opinion dated the date hereof rendered to you by Beggs & Lane, a Registered Limited Liability Partnership (“Beggs & Lane”), that:

1.       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Underwriting Agreement.

2.       The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

3.       All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Preference Stock have been obtained; such orders are sufficient for the issuance and sale of the Preference Stock; the issuance and sale of the Preference Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body

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(other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preference Stock in accordance with the terms of the Underwriting Agreement.

4.       The Preference Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

5.       The statements made in the Pricing Disclosure Package and the Final Supplemented Prospectus under the captions “Description of the Preference Stock” and “Certain Terms of the New Preference Stock” constitute accurate summaries of the terms of the articles of incorporation, as amended, of the Company and the Preference Stock in all material respects.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of October 16, 2007, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe (A) that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its

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date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption “Certain Terms of the New Preference Stock - Book-Entry Only Issuance - The Depository Trust Company.”

The attorneys in this firm that are rendering this opinion are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Florida and Mississippi.

This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Beggs & Lane may rely on this opinion in giving its opinions pursuant to the Underwriting Agreement and to Southern Company Services, Inc., as transfer agent, insofar as such opinions relate to matters of Georgia law and the federal law of the United States and Dewey & LeBoeuf LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

Yours very truly,

TROUTMAN SANDERS LLP

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Schedule V

[Letterhead of DEWEY & LEBOEUF LLP]

October __, 2007

Banc of America Securities LLC

Hearst Tower

214 N. Tryon Street

Charlotte, North Carolina 28255

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

GULF POWER COMPANY

450,000 Shares

Series 2007A 6.45% Preference Stock

Non-Cumulative, Par Value $100 Per Share

Ladies and Gentlemen:

We have represented the Underwriters (as defined herein) in connection with the purchase by the Underwriters of 450,000 shares of Series 2007A 6.45% Preference Stock, Non-Cumulative, Par Value $100 Per Share (the “Preference Stock”) of Gulf Power Company (the “Company”) pursuant to the terms of an Underwriting Agreement dated October 16, 2007 (the “Underwriting Agreement”), among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”). This opinion is being delivered to you pursuant to Section 6(c)(3) thereof.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-138480, 333-138480-01 and 333-138480-02) pertaining to the Preference Stock and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated November 20, 2006 (the “Basic Prospectus”) as supplemented by a preliminary prospectus supplement dated October 15, 2007 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006, Amendment No. 1 to the Annual Report on Form 10-K/A of the Company for the fiscal year ended December 31, 2006, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2007 and June 30, 2007 and the Current Reports on Form 8-K of the Company dated January 19, 2007 and June 5, 2007 (the “Pricing Exchange Act Documents”), and as supplemented by a prospectus supplement dated October 16, 2007 (together with the Basic Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated October 16, 2007 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and filed with the Commission on October 16, 2007 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Preference Stock, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the States of Florida and Mississippi upon the opinion of Beggs & Lane, a Registered Limited Liability Partnership (“Beggs & Lane”), dated the date hereof and addressed to you and as to all matters covered hereby which are governed by or dependent upon the law of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, that:

1.       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Underwriting Agreement.

2.       The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

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3.       All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Preference Stock have been obtained; such orders are sufficient for the issuance and sale of the Preference Stock; the issuance and sale of the Preference Stock conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Preference Stock in accordance with the terms of the Underwriting Agreement.

4.       The Preference Stock has been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

5.       The statements made in the Pricing Disclosure Package and the Final Supplemented Prospectus under the captions “Description of the Preference Stock” and “Certain Terms of the New Preference Stock” constitute accurate summaries of the terms of the articles of incorporation, as amended, of the Company and the Preference Stock in all material respects.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of October 16, 2007, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any

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material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Certain Terms of the New Preference Stock - Book-Entry Only Issuance - The Depository Trust Company.”

We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States and, to the extent set forth herein, the law of the States of Florida, Georgia and Mississippi.

This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

Very truly yours,

DEWEY & LEBOEUF LLP

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